UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026

SINO GREEN LAND CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-53208	54-0484915
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

No. 3 & 5, Jalan Hi Tech 7/7, Kawasan Perindustrian Hi Tech 7,

43500 Semenyih, Selangor, Malaysia

(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code +603 8727 8732

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	SGLA	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Subscription Agreement

On February 11, 2026, Sino Green Land Corporationo Capital Corp. (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with individual investors identified in the Subscription Agreement (the “Purchaser”) providing for the private placement of 22,000 shares of the Company’s common stock, par value $0.001 (the “Common Stock”), at a per share purchase price of $1.80 (the “Offering”) or aggregate gross proceeds of $39,600. The Offering closed on February 11, 2026.

The issuance of shares of Common Stock pursuant to the Subscription Agreements was made in reliance upon the exemptions from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, (the “Securities Act”) and Regulation D and/or Regulation S promulgated under the Securities Act. The Company believes the exemptions provided by Section 4(a)(2) and Regulation D, and/or Regulation S of the Securities Act were available because the offering did not involve a public offering and each of the Purchasers in the Offering represented that it is an “accredited investor” within the meaning of Rule 501(a) of Regulation D and/or is not a “U.S. person” as defined in Regulation S.

No underwriters were involved in the offer and sale of the Common Stock in the Offering. We plan to use the proceeds of the Offering for operating capital.

Item 3.02 Unregistered Sale of Equity Securities.

The information contained above under Item 1.01, to the extent applicable, is hereby incorporated by reference herein.

Item 9.01 Financial statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Form of Subscription Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 11, 2026

SINO GREEN LAND CORPORATION

By:	/s/ Wong Ching Wing
Name:	Wong Ching Wing
Title:	Chief Executive Officer